Fees Summary	Oct. 31, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 29,969,075,000.00
Previously Paid Amount	0.00
Total Fee Amount	4,138,729.28
Total Offset Amount	0.00
Net Fee	$ 4,138,729.28
Final Prospectus	false